EXECUTION ORIGINAL

CONVERTED TERM NOTE
Wells Fargo Bank, National Association

$50,000,000

As of September 1, 2020
Roseland, New Jersey

This Converted Term Note (this "Note") is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of May 6, 2020 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement") by and among **VILLAGE SUPER MARKET, INC.**, a corporation organized under the laws of the State of New Jersey ("Village"), **VILLAGE SUPER MARKET OF NJ, L.P.**, a limited partnership organized under the laws of the State of New Jersey ("Village NJ"), **VILLAGE SUPERMARKET OF MARYLAND LLC**, a limited liability company organized under the laws of the State of Maryland ("Village MD"), **VILLAGE SUPER MARKET OF PA, LLC**, a limited liability company organized under the laws of the Commonwealth of Pennsylvania ("Village PA"), **VSM NEW MARKETS, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM New Markets"), **VSM GOURMET, LLC**, a limited liability company organized under the laws of the State of New York ("VSM Gourmet"), **VSM NY HOLDINGS LLC**, a limited liability company organized under the laws of the State of New York ("VSM Fairway"), **GREATER MORRISTOWN RESTAURANT, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM Morristown"), **HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY**, a limited liability company organized under the laws of the State of New Jersey ("Hanover"), **DELILAH PROPERTIES LLC**, a limited liability company organized under the laws of the State of New Jersey ("Delilah"), **FIRE BRANDS INNOVATION LLC**, a limited liability company organized under the laws of the State of New Jersey ("Fire Brands"), **VSM NY DISTRIBUTION LLC**, a limited liability company organized under the laws of the State of New York ("VSM Distribution" collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower"), and **WELLS FARGO BANK, NATIONAL ASSOCIATION** ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement.

FOR VALUE RECEIVED, Borrower hereby promise to pay to the order of the Bank, at the office of Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as Bank may from time to time designate to Borrower in writing:

(i) the principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000) shall be paid in one hundred eighty (180) equal consecutive monthly principal installments based on a one hundred eighty (180) month amortization schedule as more fully set forth on Schedule 1 attached hereto, the first one hundred seventy nine (179) of which shall be in the amount of $277,777.78 plus accrued interest commencing on October 1, 2020, and continuing on the first Business Day of each month thereafter until August 1, 2035, with a one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on September 4, 2035, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof;

(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the Converted Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and

(iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder is due and payable on the Converted Term Loan Maturity Date.

This Note is a "Converted Term Note" referred to in the Credit Agreement and is secured, inter alia, by the liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note evidences the conversion of certain Revolving Advances from a revolving credit advance to a term loan.

This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case pursuant to the terms and conditions set forth in the Credit Agreement.

If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement or the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under the Credit Agreement or any of the other Loan Documents.

Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this

Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity.

Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction.

This Note shall be construed and enforced in accordance with the laws of the State of New Jersey.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO CONVERTED TERM NOTE]

ATTEST:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPER MARKET, INC.

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE SUPER MARKET OF NJ, L.P.

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its General Partner

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE SUPERMARKET OF MARYLAND LLC

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO CONVERTED TERM NOTE]

VILLAGE SUPER MARKET OF PA, LLC

WITNESS:

By: Nancy Van Houten
Name: Nancy VanHouten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VSM NEW MARKETS, LLC

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VSM GOURMET, LLC

WITNESS:

By: Nancy Van Houten
Name: Nancy VanHouten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO CONVERTED TERM NOTE]

VSM NY HOLDINGS LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

GREATER MORRISTOWN RESTAURANT, LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Manager

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO CONVERTED TERM NOTE]

DELILAH PROPERTIES LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: [signature]
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: [signature]
Name: Nancy Van Houten
Title: Paralegal

FIRE BRANDS INNOVATION LLC

By: [signature]
Name: JOHN VAN ORDEN
Title: Manager

WITNESS:

By: [signature]
Name: Nancy Van Houten
Title: Paralegal

VSM NY DISTRIBUTION LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: [signature]
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: [signature]
Name: Nancy Van Houten
Title: Paralegal

SCHEDULE 1

(Converted Term Note Amortization Schedule)

SCHEDULE 1 TO PROMISSORY NOTE

37709258

The Note will be paid in the principal amounts plus accrued interest on the dates as shown below:

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Sep 01, 2020	0.00	50,000,000.00
Oct 01, 2020	277,777.78	49,722,222.22
Nov 02, 2020	277,777.78	49,444,444.44
Dec 01, 2020	277,777.78	49,166,666.66
Jan 04, 2021	277,777.78	48,888,888.88
Feb 01, 2021	277,777.78	48,611,111.10
Mar 01, 2021	277,777.78	48,333,333.32
Apr 01, 2021	277,777.78	48,055,555.54
May 04, 2021	277,777.78	47,777,777.76
Jun 01, 2021	277,777.78	47,499,999.98
Jul 01, 2021	277,777.78	47,222,222.20
Aug 02, 2021	277,777.78	46,944,444.42
Sep 01, 2021	277,777.78	46,666,666.64
Oct 01, 2021	277,777.78	46,388,888.86
Nov 01, 2021	277,777.78	46,111,111.08
Dec 01, 2021	277,777.78	45,833,333.30
Jan 04, 2022	277,777.78	45,555,555.52
Feb 01, 2022	277,777.78	45,277,777.74
Mar 01, 2022	277,777.78	44,999,999.96
Apr 01, 2022	277,777.78	44,722,222.18
May 03, 2022	277,777.78	44,444,444.40
Jun 01, 2022	277,777.78	44,166,666.62
Jul 01, 2022	277,777.78	43,888,888.84
Aug 01, 2022	277,777.78	43,611,111.06
Sep 01, 2022	277,777.78	43,333,333.28
Oct 03, 2022	277,777.78	43,055,555.50
Nov 01, 2022	277,777.78	42,777,777.72
Dec 01, 2022	277,777.78	42,499,999.94
Jan 03, 2023	277,777.78	42,222,222.16
Feb 01, 2023	277,777.78	41,944,444.38

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Mar 01, 2023	277,777.78	41,666,666.60
Apr 03, 2023	277,777.78	41,388,888.82
May 02, 2023	277,777.78	41,111,111.04
Jun 01, 2023	277,777.78	40,833,333.26
Jul 03, 2023	277,777.78	40,555,555.48
Aug 01, 2023	277,777.78	40,277,777.70
Sep 01, 2023	277,777.78	39,999,999.92
Oct 02, 2023	277,777.78	39,722,222.14
Nov 01, 2023	277,777.78	39,444,444.36
Dec 01, 2023	277,777.78	39,166,666.58
Jan 02, 2024	277,777.78	38,888,888.80
Feb 01, 2024	277,777.78	38,611,111.02
Mar 01, 2024	277,777.78	38,333,333.24
Apr 02, 2024	277,777.78	38,055,555.46
May 01, 2024	277,777.78	37,777,777.68
Jun 03, 2024	277,777.78	37,499,999.90
Jul 01, 2024	277,777.78	37,222,222.12
Aug 01, 2024	277,777.78	36,944,444.34
Sep 03, 2024	277,777.78	36,666,666.56
Oct 01, 2024	277,777.78	36,388,888.78
Nov 01, 2024	277,777.78	36,111,111.00
Dec 02, 2024	277,777.78	35,833,333.22
Jan 02, 2025	277,777.78	35,555,555.44
Feb 03, 2025	277,777.78	35,277,777.66
Mar 03, 2025	277,777.78	34,999,999.88
Apr 01, 2025	277,777.78	34,722,222.10
May 01, 2025	277,777.78	34,444,444.32
Jun 02, 2025	277,777.78	34,166,666.54
Jul 01, 2025	277,777.78	33,888,888.76
Aug 01, 2025	277,777.78	33,611,110.98

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Sep 02, 2025	277,777.78	33,333,333.20
Oct 01, 2025	277,777.78	33,055,555.42
Nov 03, 2025	277,777.78	32,777,777.64
Dec 01, 2025	277,777.78	32,499,999.86
Jan 02, 2026	277,777.78	32,222,222.08
Feb 02, 2026	277,777.78	31,944,444.30
Mar 02, 2026	277,777.78	31,666,666.52
Apr 01, 2026	277,777.78	31,388,888.74
May 01, 2026	277,777.78	31,111,110.96
Jun 01, 2026	277,777.78	30,833,333.18
Jul 01, 2026	277,777.78	30,555,555.40
Aug 03, 2026	277,777.78	30,277,777.62
Sep 01, 2026	277,777.78	29,999,999.84
Oct 01, 2026	277,777.78	29,722,222.06
Nov 02, 2026	277,777.78	29,444,444.28
Dec 01, 2026	277,777.78	29,166,666.50
Jan 04, 2027	277,777.78	28,888,888.72
Feb 01, 2027	277,777.78	28,611,110.94
Mar 01, 2027	277,777.78	28,333,333.16
Apr 01, 2027	277,777.78	28,055,555.38
May 04, 2027	277,777.78	27,777,777.60
Jun 01, 2027	277,777.78	27,499,999.82
Jul 01, 2027	277,777.78	27,222,222.04
Aug 02, 2027	277,777.78	26,944,444.26
Sep 01, 2027	277,777.78	26,666,666.48
Oct 01, 2027	277,777.78	26,388,888.70
Nov 01, 2027	277,777.78	26,111,110.92
Dec 01, 2027	277,777.78	25,833,333.14
Jan 04, 2028	277,777.78	25,555,555.36
Feb 01, 2028	277,777.78	25,277,777.58

Payment Due Date	**Principal Payment Due**	**Remaining Principal Outstanding** (following scheduled principal payment)
Mar 01, 2028	277,777.78	24,999,999.80
Apr 03, 2028	277,777.78	24,722,222.02
May 02, 2028	277,777.78	24,444,444.24
Jun 01, 2028	277,777.78	24,166,666.46
Jul 03, 2028	277,777.78	23,888,888.68
Aug 01, 2028	277,777.78	23,611,110.90
Sep 01, 2028	277,777.78	23,333,333.12
Oct 02, 2028	277,777.78	23,055,555.34
Nov 01, 2028	277,777.78	22,777,777.56
Dec 01, 2028	277,777.78	22,499,999.78
Jan 02, 2029	277,777.78	22,222,222.00
Feb 01, 2029	277,777.78	21,944,444.22
Mar 01, 2029	277,777.78	21,666,666.44
Apr 03, 2029	277,777.78	21,388,888.66
May 01, 2029	277,777.78	21,111,110.88
Jun 01, 2029	277,777.78	20,833,333.10
Jul 02, 2029	277,777.78	20,555,555.32
Aug 01, 2029	277,777.78	20,277,777.54
Sep 04, 2029	277,777.78	19,999,999.76
Oct 01, 2029	277,777.78	19,722,221.98
Nov 01, 2029	277,777.78	19,444,444.20
Dec 03, 2029	277,777.78	19,166,666.42
Jan 02, 2030	277,777.78	18,888,888.64
Feb 01, 2030	277,777.78	18,611,110.86
Mar 01, 2030	277,777.78	18,333,333.08
Apr 01, 2030	277,777.78	18,055,555.30
May 01, 2030	277,777.78	17,777,777.52
Jun 03, 2030	277,777.78	17,499,999.74
Jul 01, 2030	277,777.78	17,222,221.96
Aug 01, 2030	277,777.78	16,944,444.18

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Sep 03, 2030	277,777.78	16,666,666.40
Oct 01, 2030	277,777.78	16,388,888.62
Nov 01, 2030	277,777.78	16,111,110.84
Dec 02, 2030	277,777.78	15,833,333.06
Jan 02, 2031	277,777.78	15,555,555.28
Feb 03, 2031	277,777.78	15,277,777.50
Mar 03, 2031	277,777.78	14,999,999.72
Apr 01, 2031	277,777.78	14,722,221.94
May 01, 2031	277,777.78	14,444,444.16
Jun 02, 2031	277,777.78	14,166,666.38
Jul 01, 2031	277,777.78	13,888,888.60
Aug 01, 2031	277,777.78	13,611,110.82
Sep 02, 2031	277,777.78	13,333,333.04
Oct 01, 2031	277,777.78	13,055,555.26
Nov 03, 2031	277,777.78	12,777,777.48
Dec 01, 2031	277,777.78	12,499,999.70
Jan 02, 2032	277,777.78	12,222,221.92
Feb 02, 2032	277,777.78	11,944,444.14
Mar 01, 2032	277,777.78	11,666,666.36
Apr 01, 2032	277,777.78	11,388,888.58
May 04, 2032	277,777.78	11,111,110.80
Jun 01, 2032	277,777.78	10,833,333.02
Jul 01, 2032	277,777.78	10,555,555.24
Aug 02, 2032	277,777.78	10,277,777.46
Sep 01, 2032	277,777.78	9,999,999.68
Oct 01, 2032	277,777.78	9,722,221.90
Nov 01, 2032	277,777.78	9,444,444.12
Dec 01, 2032	277,777.78	9,166,666.34
Jan 04, 2033	277,777.78	8,888,888.56
Feb 01, 2033	277,777.78	8,611,110.78

Payment Due Date	**Principal Payment Due**	**Remaining Principal Outstanding** (following scheduled principal payment)
Mar 01, 2033	277,777.78	8,333,333.00
Apr 01, 2033	277,777.78	8,055,555.22
May 03, 2033	277,777.78	7,777,777.44
Jun 01, 2033	277,777.78	7,499,999.66
Jul 01, 2033	277,777.78	7,222,221.88
Aug 01, 2033	277,777.78	6,944,444.10
Sep 01, 2033	277,777.78	6,666,666.32
Oct 03, 2033	277,777.78	6,388,888.54
Nov 01, 2033	277,777.78	6,111,110.76
Dec 01, 2033	277,777.78	5,833,332.98
Jan 03, 2034	277,777.78	5,555,555.20
Feb 01, 2034	277,777.78	5,277,777.42
Mar 01, 2034	277,777.78	4,999,999.64
Apr 03, 2034	277,777.78	4,722,221.86
May 02, 2034	277,777.78	4,444,444.08
Jun 01, 2034	277,777.78	4,166,666.30
Jul 03, 2034	277,777.78	3,888,888.52
Aug 01, 2034	277,777.78	3,611,110.74
Sep 01, 2034	277,777.78	3,333,332.96
Oct 02, 2034	277,777.78	3,055,555.18
Nov 01, 2034	277,777.78	2,777,777.40
Dec 01, 2034	277,777.78	2,499,999.62
Jan 02, 2035	277,777.78	2,222,221.84
Feb 01, 2035	277,777.78	1,944,444.06
Mar 01, 2035	277,777.78	1,666,666.28
Apr 02, 2035	277,777.78	1,388,888.50
May 01, 2035	277,777.78	1,111,110.72
Jun 01, 2035	277,777.78	833,332.94
Jul 02, 2035	277,777.78	555,555.16
Aug 01, 2035	277,777.78	277,777.38

Payment Due Date	**Principal Payment Due**	**Remaining Principal Outstanding** (following scheduled principal payment)
Sep 04, 2035	277,777.38	0.00